UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
 ______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2014
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LIFEVANTAGE CORPORATION (Exact name of registrant as specified in its charter)
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Colorado	001-35647	90-0224471
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9785 S. Monroe Street, Suite 300, Sandy, UT		84070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 432-9000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
LifeVantage Corporation’s (the “Company”) President and Chief Executive Officer, Douglas C. Robinson, and its Chief Financial Officer, David S. Colbert, will be presenting at the 26th Annual ROTH Conference on March 11, 2014. The Company will provide the written presentation materials on the Investor Relations page of the Company's website, at investor.lifevantage.com.

The information in this Item 7.01, including the information on the Company’s website, is being furnished, not filed, pursuant to Regulation FD. Accordingly, such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), unless specifically identified therein as being incorporated therein by reference. The furnishing of such information is not intended to, and does not, constitute a determination or admission by the Company as to the materiality of such information. Such information contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act") that represent the Company’s current expectations and beliefs. The forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. For a detailed discussion of these risks and uncertainties, please see the documents filed by the Company with the Securities and Exchange Commission. The forward-looking statements set forth the Company’s beliefs as of the date that such information was first provided, and the Company assumes no duty to update the forward-looking statements to reflect any change except as required by law.

Item 8.01	Other Events
On March 11, 2014, the Company issued a press release announcing, among other things, that its board of directors has authorized the repurchase of up to $3 million of the Company’s common stock. A copy of the press release is attached as Exhibit 99.1 to this report.

The information furnished in this Item 8.01 and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits
(d)

Exhibit Number	Description
99.1	Press release issued by the Company on March 11, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 11, 2014	LIFEVANTAGE CORPORATION By: /s/ Rob Cutler Name: Rob Cutler Title: General Counsel